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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 9, 2001


                                 PPL Corporation
                                 ---------------
             (Exact Name of Registrant as Specified in Its Charter)

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
        Pennsylvania                    1-11459                       23-2758192
        ------------                    -------                       ----------
(State or other jurisdiction    (Commission File Number)      (IRS Employer Identification No.)
   of Incorporation)
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           Two North Ninth Street, Allentown, Pennsylvania 18101-1179
           ----------------------------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's Telephone Number, including Area Code: (610) 774-5151
                                                           --------------


          (Former name or former address, if changed since last report)




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Item 5. Other Items

        On January 29, 2001, PPL Corporation (the "Corporation") filed pursuant to Rule 415 under the Securities Act of 1933 (the "Act"), a registration statement on Form S-3 (File No. 333-54504), which was declared effective on February 9, 2001. On May 7, 2001, the Corporation filed a Prospectus Supplement, dated May 3, 2001, which included the Prospectus dated February 9, 2001, relating to the offering of $500,000,000 of the Corporation's Premium Equity Participating Security Units ("PEPS"). Each PEP will include (1) a purchase contract under which the purchaser will agree to purchase from PPL Corporation and PPL Corporation will agree to sell shares of common stock of PPL Corporation no later than May 18, 2004 and (2) a Trust Preferred Security of PPL Capital Funding Trust I. In this connection, the Corporation is filing certain exhibits as part of this Form 8-K. See "Item 7. Exhibits."


Item 7. Exhibits.

        The following exhibits are filed with reference to the Registration Statement on Form S-3 (Registration No. 333-54504) of PPL Corporation, the Registration Statement on Form S-3 (Registration No. 333-54504-01) of PPL Capital Funding, Inc. and the Registration Statement on Form S-3 (Registration No. 333-54504-02) of PPL Capital Funding Trust I.


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Exhibit No.                     Description
-----------                     -----------

4.1                             Form of Subordinated Indenture.

4.2                             Form of Supplemental Indenture No. 1.

4.3                             Form of Subordinated Notes (included in Exhibit 4.2).

4.4                             Form of Purchase Contract Agreement.

4.5-A                           Form of PEPS Units Certificate (included as Exhibit A to
                                Exhibit 4.4).

4.5-B                           Form of Treasury PEPS Units Certificate (included as Exhibit B to Exhibit 4.4).

4.6                             Form of Pledge Agreement.

4.7                             Form of Remarketing Agreement.

4.8                             Form of Amended and Restated Trust Agreement.

4.9-A                           Form of Trust Common Security (included as Exhibit B to

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                                Exhibit 4.8).

4.9-B                           Form of Trust Preferred Security (included as Exhibit C to
                                Exhibit 4.8).

4.10                            Form of Trust Securities Guarantee Agreement.

8.1                             Tax Opinion of Simpson Thacher & Bartlett.
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                                          SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PPL CORPORATION

                                        By:         /s/ Joseph J. McCabe
                                               ------------------------------
                                               Joseph J. McCabe
                                               Vice-President and Controller

Dated: May 9, 2001



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                                      INDEX TO EXHIBITS


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Exhibit No.                     Description
-----------                     -----------

4.1                             Form of Third Supplemental Indenture.

4.2                             Form of Supplemental Indenture No. 1.

4.3                             Form of Subordinated Notes (included in Exhibit 4.2).

4.4                             Form of Purchase Contract Agreement.

4.5-A                           Form of PEPS Units Certificate (included as Exhibit A to
                                Exhibit 4.4).

4.5-B                           Form of Treasury Units Certificate (included as Exhibit B to
                                Exhibit 4.4).

4.6                             Form of Pledge Agreement.

4.7                             Form of Remarketing Agreement.

4.8                             Form of Amended and Restated Trust Agreement

4.9-A                           Form of Trust Common Security (included as Exhibit B to Exhibit
                                4.8).

4.9-B                           Form of Trust Preferred Security (included as Exhibit C to
                                Exhibit 4.8).

4.10                            Form of Trust Securities Guarantee Agreement.

8.1                             Tax Opinion of Simpson Thacher & Bartlett.
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